UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2026
_________________________________
The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
_________________________________

Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road	Marysville	Ohio	43041
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 stated value	SMG	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
During the first quarter of fiscal 2026, the Company determined that the Hawthorne business met the criteria to be classified as held for sale. The Company determined this represents a strategic shift, and therefore, the Company classified its results of operations to reflect the Hawthorne business as a discontinued operation for all periods presented in its Quarterly Report on Form 10-Q for the period ended December 27, 2025, which was filed on February 4, 2026.
The Company is furnishing the information within this Current Report on Form 8-K to provide additional historical financial results reflecting the Hawthorne business as a discontinued operation. Attached hereto as Exhibit 99.1 are the following unaudited condensed consolidated selected financial data of the Company:

•Revised reported GAAP quarterly and annual results for fiscal 2024 and 2025;
•Revised adjusted non-GAAP financial measures for the quarterly and annual periods comprising fiscal 2024 and 2025; and
•Revised Segment results for the quarterly and annual periods comprising fiscal 2024 and 2025.

This Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal years ended September 30, 2025 and 2024, the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended June 28, 2025, March 29, 2025, December 28, 2024, June 29, 2024, March 30, 2024 and December 30, 2023, and other Company filings with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired:
Not applicable.
(b) Pro forma financial information:
Not applicable.
(c) Shell company transactions:
Not applicable.
(d) Exhibits:

Exhibit No.	Description
99.1	Unaudited Condensed, Consolidated Selected Financial Data

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: February 20, 2026	By:	/s/ MARK J. SCHEIWER
Printed Name: Mark J. Scheiwer
Title: Executive Vice President, Chief Financial Officer & Chief Accounting Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated February 20, 2026
The Scotts Miracle-Gro Company

Exhibit No.	Description
99.1	Unaudited Condensed, Consolidated Selected Financial Data